Exhibit 1

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1 under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $0.01 par value per share, of The Millbrook Press, Inc. and that this Agreement be included as an Exhibit to such joint filing.

      IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 1st day of March, 2002.

                                     WHEATLEY PARTNERS II, L.P.

                                     By: /s/ Irwin Lieber
                                         ---------------------------------------
                                              Irwin Lieber, General Partner


                                     APPLEWOOD CAPITAL CORP.

                                     By: /s/ Barry Rubenstein
                                         ---------------------------------------
                                              Barry Rubenstein, President

                                     /s/ Barry Rubenstein
                                     -------------------------------------------
                                     Barry Rubenstein

                                     /s/ Irwin Lieber
                                     -------------------------------------------
                                     Irwin Lieber

                                     /s/ Barry Fingerhut
                                     -------------------------------------------
                                     Barry Fingerhut

                                     /s/ Seth Lieber
                                     -------------------------------------------
                                     Seth Lieber

                                     /s/ Jonathan Lieber
                                     -------------------------------------------
                                     Jonathan Lieber

                                     /s/ Pamela Fingerhut
                                     -------------------------------------------
                                     Pamela Fingerhut

                                     /s/ Brian Rubenstein
                                     -------------------------------------------
                                     Brian Rubenstein


                                     WOODLAND PARTNERS

                                     By: /s/ Barry Rubenstein
                                         ---------------------------------------
                                             Barry Rubenstein, General Partner

                                     /s/ Marilyn Rubenstein
                                     -------------------------------------------
                                     Marilyn Rubenstein


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                                     INFOMEDIA ASSOCIATES, LTD.

                                     By: /s/ Irwin Lieber
                                         ---------------------------------------
                                             Irwin Lieber, Secretary & Treasurer


                                 Page 21 of 21